UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 6, 2014

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)
(formerly Darling International Inc.)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

DARLING INTERNATIONAL INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further discussed below, on May 6, 2014, the stockholders of Darling Ingredients Inc. (the “Company”) approved an amendment to the Company’s restated certificate of incorporation, as amended, to change the Company’s corporate name from Darling International Inc. to Darling Ingredients Inc. (the “Name Change”). This amendment, together with the amendment to the Company’s amended and restated bylaws to reflect the Name Change, were previously approved by the board of directors of the Company on February 20, 2014. The Name Change was described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 26, 2014.

The Company’s certificate of amendment of restated certificate of incorporation, a copy of which is attached hereto as Exhibit 3.1, was effective on May 6, 2014, upon the acceptance for record of the certificate of amendment by the Secretary of State of the State of Delaware. The Company’s amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2, were effective on May 6, 2014, upon the amendment to the restated certificate of incorporation effecting the Name Change.

A copy of the press release announcing the Name Change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on May 6, 2014, the stockholders elected the Company’s board of directors and voted upon three board proposals contained within the Company’s proxy statement dated March 26, 2014.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non Votes

Randall C. Stuewe	139,477,573	3,957,665	52,643	8,385,699
O. Thomas Albrecht	132,990,208	10,460,631	37,042	8,385,699
D. Eugene Ewing	134,278,753	9,171,836	37,292	8,385,699
Dirk Kloosterboer	142,198,755	1,252,842	36,284	8,385,699
Charles Macaluso	141,345,777	2,105,030	37,074	8,385,699
John D. March	134,286,701	9,164,088	37,092	8,385,699
Michael Urbut	141,936,216	1,514,889	36,776	8,385,699

The stockholders voted on the following proposals and cast their votes as described below:

Board proposal to amend the Company’s restated certificate of incorporation, as amended, to change the Company’s corporate name from Darling International Inc. to Darling Ingredients Inc.:

For	Against	Abstentions	Broker Non Votes
150,706,699	1,079,616	87,265	—

Board proposal to ratify the selection of KPMG LLP, independent registered public accounting firm, as the Company’s independent registered public accountant for the fiscal year ending January 3, 2015:

For	Against	Abstentions	Broker Non Votes
149,360,024	1,665,364	848,192	—

Board proposal to approve, on an advisory basis, the Company’s executive compensation:

For	Against	Abstentions	Broker Non Votes
117,747,647	23,651,654	2,088,580	8,385,699

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Darling International Inc.

3.2	Amended and Restated Bylaws of Darling Ingredients Inc.

99.1	Press Release dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 7, 2014	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Darling International Inc.

3.2	Amended and Restated Bylaws of Darling Ingredients Inc.

99.1	Press Release dated May 6, 2014.